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                              UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549
                         _________________________

                                  Form 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  June 7, 2004

                               DAN RIVER INC.
           (Exact name of registrant as specified in its charter)

                       Commission file number 1-13421



            GEORGIA                          58-1854637
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)          Identification No.)

          2291 Memorial Drive                24541
          Danville, Virginia                 (Zip Code)
          (Address of principal executive offices)

   Registrant's telephone number, including area code:  (434) 799-7000

















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Item 5.  Other Events and Required FD Disclosure.

     On June 8, 2004, the Company filed with the Bankruptcy Court its Monthly Operating Report for the month of April 2004 as debtor-in-possession under Chapter 11 of the Bankruptcy Code. A copy of the Monthly Operating Report is filed as Exhibit 99.1 to this Current Report on Form 8-K.


          Exhibit No.         Description of Exhibit

          99.1 Monthly Operating Report for month of
                              April 2004






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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAN RIVER INC. (Registrant)



Date:  June 8, 2004                /s/ Harry L. Goodrich
                                   ---------------------------------
                                   Harry L. Goodrich
                                   Vice President

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                                   INDEX

Exhibit No.              Description of Exhibit
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99.1 Monthly Operating Report for the month of
                         April 2004